                                  SCHEDULE 14A
                                 (RULE 14A-101)
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  X
                        ---
Filed by a Party other than the Registrant __

Check the appropriate box:

     __    Preliminary Proxy Statement

     __ CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

     __    Definitive Proxy Statement

     __    Definitive Additional Materials

      X    Soliciting Material Pursuant to Rule 14a-12
     ---

                                   FILING BY:

                                   NVEST, L.P.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       X   No fee required.
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      ___  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.

           (1) Title of each class of securities to which transaction applies:
               _________________________________________________________________

           (2) Aggregate number of securities to which transaction applies:
               _________________________________________________________________


           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the
               amount on which the filing fee is calculated and state how it was determined):
               _________________________________________________________________


           (4) Proposed maximum aggregate value of transaction:
               _________________________________________________________________


           (5) Total Fee paid:
               _________________________________________________________________


     ___   Fee paid previously with preliminary materials.

     ___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount Previously Paid:
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           (2) Form, Schedule or Registration Statement No.:
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           (3) Filing Party:
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           (4) Date Filed:

     Nvest Companies, L.P.          617 578-3500
     399 Boylston Street
     Boston, Massachusetts  02116


[Nvest Logo]


                                                                    NEWS RELEASE

FOR IMMEDIATE RELEASE
Contact:   Laurence J. Dwyer   617/578-1686
           Wendy E. Devine     617/578-1884


   French Firm, CDC Asset Management, to Acquire Nvest, L.P. for $40 per Unit;
                Nvest Will Continue to Operate Independently and
                Will Utilize CDC's Resources to Expand Globally

     BOSTON (June 16, 2000) -- Nvest, L.P. (NYSE: NEW), its operating partnership, Nvest Companies, L.P., and CDC Asset Management, the leading French institutional money management company announced today that they have reached a definitive agreement for CDC Asset Management to acquire all the outstanding units of Nvest, L.P. and Nvest Companies, L.P. for $40 per unit. The transaction values the firm at $2.2 billion, including the firm's $311 million in funded debt and includes the 48 percent ownership of MetLife and the general partner of the partnership.

     CDC Asset Management is the investment management arm of France's Caisse des depots Group (CDC). Founded in 1816, the Paris-based CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. Among CDC Asset Management's shareholders are CDC Finance, the investment banking arm of CDC; Caisses d'epargne, the French savings bank network; and CNP Assurances, France's leading life insurer. When the transaction is completed, the combined firm will have over $300 billion in assets under management, as of March 31, 2000, making it one of the top twenty money managers in the world and one of the top ten in Europe.


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

     Nvest will be renamed CDC Asset Management-North America. It will continue to utilize the holding company structure and Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. Peter
S. Voss will continue as Chief Executive Officer of the company and its North American operations and will serve on the Executive Board of CDC Asset Management. Daniel Roy, Chairman of the Executive Board of CDC Asset Management, will be Chairman of CDC Asset Management-North America.

     "We are extremely happy today to announce that we will be joining forces with one of the most important financial institutions in Europe," said Mr. Voss. "We have compiled a strong record of growth during the last seven years and will continue to aggressively expand our business in the U.S. We do, however, believe it is essential for us to have a strategic partnership with a major international firm and be part of a truly global firm. Our partnership with CDC Asset Management will enable us to compete more effectively in the growing market for global investment products, both institutional and individual, that is sweeping across Europe and Asia."

     "In many ways, CDC Asset Management is the ideal partner for us," Mr. Voss added. "It is part of a major financial services firm in one of the largest economies in Europe and has already laid the foundation for a strong presence in other European markets. We, of course, have a solid base of business in the U.S. and the combined firm is well positioned to build on both of our initial efforts in Asia. CDC Asset Management's expertise in European equity and fixed income management will be a great complement and resource for our premier group of U.S. investment management firms. Their distribution channels will be able to utilize our wide breadth of products for its client base, particularly in the pension, defined contribution and mutual fund businesses. Together, the combined company will be able to offer a comprehensive range of global products."


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


     "The acquisition of Nvest is an important part of our strategy to become a global management house," said Gerard Barbot, Chairman of the Supervisory Board of CDC Asset Management. "Nvest represents an ideal partner for us in the U.S. that significantly enhances our global asset management capabilities with several highly respected brand names and premier products. This transaction offers attractive potential synergies with our current asset management, as well as our distribution partners in Europe and Asia." Daniel Roy, Chairman of the Executive Board added, "We are also happy to have found first-class teams of investment professionals largely recognized for the quality of their portfolio management. In addition to enhancing our presence in the U.S., we are convinced that we will be able, together with Nvest, to widen our product range, including a multi-manager offering and to boost the development of our Asian activities and therefore to better serve our European, U.S. and international clients."

     Nvest will continue to work closely with its former unitholder, MetLife, to provide its clients with strong investment products. Said Mr. Voss, "Nvest has built a strong relationship with MetLife, beginning with our early roots at New England Financial. We provide investment services for a large number of its products and platforms and MetLife will remain a large and important client. MetLife is one of the top financial services firms in America and we remain committed to performance for current products and to providing new and competitive investment opportunities for its various platforms."

     The transaction is subject to the approval of Nvest unitholders, as well as regulatory and client approvals. The price is subject to adjustments and conditions set forth in the agreement. The firms expect to complete the transaction before the end of the year. Nvest anticipates paying 80 percent of its operating cash flow in distributions until the transaction is completed. Credit Suisse First Boston represented Nvest and Donaldson, Lufkin & Jenrette represented CDC Asset Management on the transaction.


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

     With $170 billion of assets under management, CDC Asset Management is France's foremost institutional investment manager and among the top fifteen in Europe. The firm provides a large array of investment management services to European and international, mostly institutional, clients. Based in Paris, the company has subsidiaries in Frankfurt, Tokyo and Singapore.

     Through its partnership with Nvest Companies, L.P., Nvest has 18 affiliates and divisions with $134 billion in assets under management, as of March 31, 2000. These affiliates and divisions offer a wide array of investment styles and products to institutional and individual clients. They are: AEW Capital Management; Back Bay Advisors; Capital Growth Management; Harris Associates; Jurika & Voyles; Kobrick Funds; Loomis, Sayles & Co.; Nvest Advisor Services; Nvest Associates; Nvest Funds; Nvest Managed Account Services Company; Nvest Retirement Services; Nvest Services Company; Reich & Tang Capital Management; Reich & Tang Funds; Snyder Capital Management; Vaughan, Nelson, Scarborough & McCullough; and Westpeak Investment Advisors.

     Certain statements in this news release may constitute forward-looking statements within the meaning of the federal securities laws. Such statements should be considered in light of the risks and uncertainties associated with Nvest, L.P. and Nvest Companies, L.P. and their businesses; economic and market conditions prevailing from time to time; and the application and interpretation of federal and state tax laws and regulations, all of which are subject to material changes and which may cause actual results and the timing of certain events to vary materially from what had been anticipated. Certain factors that affect Nvest, L.P. and Nvest Companies, L.P. have been described in Nvest, L.P.'s public filings, including its Annual Report on Form 10-K for the year ended December 31, 1999, particularly under Item 1, "Business - Forward-Looking Statements," and include factors such as conditions affecting fee revenues, reliance on key personnel, competition, regulatory and legal factors, and tax considerations. Readers are encouraged to review these factors carefully.

                                      * * *


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

     NVEST, L.P. WILL BE FILING A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AS SOON AS PRACTICABLE. THE PROXY STATEMENT WILL BE SENT TO UNITHOLDERS OF NVEST, L.P. SEEKING THEIR APPROVAL OF THE PROPOSED MERGER TRANSACTION. UNITHOLDERS OF NVEST, L.P. ARE URGED TO READ THE PROXY STATEMENT TO BE FILED WITH THE SEC BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. WHEN FILED, THE PROXY STATEMENT AND OTHER INFORMATION FILED BY NVEST, L.P. CAN BE OBTAINED FREE OF CHARGE AT THE INTERNET WORLD WIDE WEB SITE MAINTAINED BY THE SEC AT "http://www.sec.gov." IN ADDITION DOCUMENTS FILED WITH THE SEC BY NVEST, L.P. WILL BE AVAILABLE FREE OF CHARGE FROM THE CORPORATE SECRETARY OF NVEST, L.P. AT 399 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116, TELEPHONE (617) 578-3500.

     NVEST, L.P., THE DIRECTORS OF ITS GENERAL PARTNER, NVEST CORPORATION, THEIR EXECUTIVE OFFICERS AND CERTAIN OTHER MEMBERS OF NVEST, L.P. MANAGEMENT AND EMPLOYEES, AND METROPOLITAN LIFE INSURANCE COMPANY, MAY BE SOLICITING PROXIES FROM NVEST, L.P. UNITHOLDERS IN FAVOR OF THE MERGER. INFORMATION CONCERNING NVEST, L.P.'S PARTICIPANTS IN THE SOLICITATION IS SET FORTH IN ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, FILED WITH THE SEC ON MARCH 28, 2000.


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

                                              Nvest, L.P.
                                              Fact Sheet

o A limited partnership, Nvest, L.P. is listed on the New York Stock Exchange under the symbol NEW. Nvest Companies, L.P. is its operating partnership.

o    Headquartered in Boston

o    $134 billion in assets under management

     o $87 billion in institutional accounts, primarily pension and other tax exempt accounts

     o    $10 billion in private accounts

     o    $37 billion in mutual funds

o    Mutual Funds:

     o    25 load mutual funds offered by Nvest Funds

     o 22 money market and short-term funds and 2 equity mutual funds managed by Reich & Tang and marketed primarily through financial institutions, often under their own names

     o 18 no-load mutual funds and 9 investment trusts offered by Loomis, Sayles & Company

     o    7 no-load mutual funds offered by Harris Associates/The Oakmark Funds

     o 3 load mutual funds managed by Kobrick Funds and distributed through Nvest Funds

     o    3 no-load mutual funds offered by Jurika & Voyles

o    6 distribution and services units

o    1,585 employees

o    Located in 14 cities

o    Business units and affiliates include:

     AEW Capital Management
     Back Bay Advisors
     Capital Growth Management
     Harris Associates
     Jurika & Voyles
     Kobrick Funds
     Loomis, Sayles & Company
     Nvest Advisor Services
     Nvest Associates
     Nvest Funds
     Nvest Managed Account Services
     Nvest Retirement Services
     Nvest Services Company
     Reich & Tang Capital Management
     Reich & Tang Funds
     Snyder Capital Management
     Vaughan, Nelson, Scarborough & McCullough
     Westpeak Investment Advisors


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

                          Caisse des depots Group (CDC)
                                   Fact Sheet

o Founded in 1816 by Louis XVIII to safeguard private deposits from government abuse.

o    AAA rated, French state-owned public sector institution

o Operates under the supervision of an independent Supervisory Board, made up of representatives of the French Parliament, the judiciary, the French Treasury and the Governor of Banque de France, the country's central bank.

o    32,000 employees

                                 CDC AFFILIATES

CDC ASSET MANAGEMENT

o France's leading institutional investment manager and one of the Top 15 in Europe

o    Headquartered in Paris

o Specializes in investment services primarily for French institutions, corporations, high net worth investors and third party distributors

o Products include European equities and bonds, asset allocation funds, emerging equities and bonds, enhanced money market funds and guaranteed products

o    178 billion euros in assets under management, as of March 31, 2000:

     o    59% Fixed Income

     o    21% Equities

     o    20% Money Market

o    Client Base (based on fees):

     o    34.9% Distribution Networks

     o    34.8% Banks and Institutions

     o    27.7% Insurance Savings Banks

     o    2.6% Other

o    Five affiliates:

     o    CDC Asset Management-Japan (Tokyo)

     o    CDC Asset Management-Asia (Singapore)

     o    CDC Asset Management-Deutschland (Frankfurt)

     o    Caspian Asset Management (New York)

     o    CIMCO (New York)

o    Ownership:

     o    60% owned by CDC Finance

     o    20% owned by CNP Assurances

     o 20% owned by Caisse Nationale des Caisses d'Epargne (CNCE), the state-owned savings bank


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

CNP ASSURANCES (CNP)

o The leading life insurance company in France and the fourth largest in Europe

o    110 billion euros in assets under management as of December 31, 1999.

o    14 million policy holders

o    Ownership:

     o    23% publicly owned

     o    40% owned by CDC

     o    37% owned by various distribution networks and commercial partners


CAISSE NATIONALE DES CAISSES D'EPARGNE (CNCE)

o    State-owned savings bank and the largest banking network in France

o    35% owned by CDC

o    Manages 239 billion euros in French savings funds

o 21 billion euros in mutual fund assets managed by CDC Asset Management for Ecureuil Gestion, the fund management arm of CNCE.

                                       ###


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